Exhibit 99.1

Cipher Mining Announces

Proposed Convertible Senior Notes Offering and

Proposed Hedging Transaction to Place Borrowed Common Stock

NEW YORK – May 20, 2025 – Cipher Mining Inc. (NASDAQ: CIFR) (“Cipher” or the “Company”) today announced its intention to offer, subject to market and other conditions, $150,000,000 aggregate principal amount of convertible senior notes due 2030 (the “notes”) in a public offering registered under the Securities Act of 1933, as amended. Cipher also expects to grant the underwriters of the notes offering an option to purchase up to an additional $22,500,000 aggregate principal amount of notes solely to cover over-allotments. Morgan Stanley is acting as the sole bookrunning manager for the offering.

The notes will be senior, unsecured obligations of Cipher, will accrue interest payable semiannually in arrears and will mature on May 15, 2030, unless earlier repurchased, redeemed or converted. Noteholders will have the right to convert their notes in certain circumstances and during specified periods. Cipher will settle conversions by paying or delivering, as applicable, cash, shares of its common stock, par value $0.001 per share (“common stock”), or a combination of cash and shares of its common stock, at Cipher’s election.

The notes will be redeemable, in whole or in part (subject to certain limitations), for cash at Cipher’s option at any time, and from time to time, on or after May 22, 2028 and on or before the 30th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Cipher’s common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date.

If certain corporate events that constitute a “fundamental change” occur, then, subject to a limited exception, noteholders may require Cipher to repurchase their notes for cash. The repurchase price will be equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date. In addition, unless Cipher has previously called all outstanding notes for redemption, noteholders may at their option require Cipher to repurchase their notes for cash on May 15, 2028 at a repurchase price equal to the principal amount of the notes to be repurchased, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date.

The interest rate, initial conversion rate and other terms of the notes will be determined at the pricing of the offering.

Cipher intends to use the net proceeds from the offering to complete Phase 1 of the Black Pearl data center project (“Phase 1”), including: (i) purchasing at a discount the remaining balance of mining rigs required for Phase 1; (ii) paying expected tariffs and shipping costs for the mining rigs to be used for Phase 1; and (iii) paying other infrastructure-related capital expenditures in connection with Phase 1, and for general corporate purposes. On May 16, 2025, the Company, through its wholly-owned subsidiaries Cipher Mining Infrastructure LLC, a Delaware limited liability company, and Cipher Black Pearl LLC, a Delaware limited liability company, entered into an Amendment Agreement and Deed of Novation to the Future Sales and Purchase Agreement (the “2025 Amendment”) with Bitmain Technologies Delaware Limited, which amends the Company’s existing Future Sales and Purchase Agreement, dated December 16, 2023, as amended by the Supplemental Agreement, dated June 5, 2024, the Amendment Agreement, dated July 10, 2024 and the Notice of Exercise dated February 5, 2025 (together, the “Original Agreement”). The Original Agreement has been amended to include an updated delivery schedule that allows for rig delivery by June 23, 2025. Through such amendment, the Company aims to accelerate its rig deployment timeline and offset a portion of expected tariffs. The Company also received a 10% reduction in cost in exchange for the Company’s early payment of the remaining balance outstanding under the Original Agreement. The amendment also provides the Company with additional incremental value from BTC-linked call options.

Concurrently with the offering of the notes, Cipher also announced that Morgan Stanley, acting on behalf of itself and/or its affiliates, intends to offer, in a separate, underwritten offering, a number of shares of Cipher’s common stock borrowed from third parties (the “concurrent delta offering”), to facilitate hedging transactions (whether physical and/or through derivatives) by some of the purchasers of the notes. The number of shares of Cipher’s common stock subject to the concurrent delta offering will be determined at the time of pricing of the concurrent delta offering, and is expected to be no greater than commercially reasonable initial short positions of such hedging investors in the notes. The completion of the offering of the notes is contingent on the completion of the concurrent delta offering, and the completion of the concurrent delta offering is contingent on the completion of the offering of the notes.

The offering of the notes and the concurrent delta offering are being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”). Each of the offering of the notes and the concurrent delta offering will be made only by means of a prospectus supplement and an accompanying prospectus. Before you invest, you should read the respective prospectus supplements and the accompanying prospectus and other documents that the Company has filed with the SEC for more complete information about the Company and the offering. Electronic copies of the respective preliminary prospectus supplements, together with the accompanying prospectus, will be available on the SEC’s website at www.sec.gov. Alternatively, copies of the respective preliminary prospectus supplements, together with the accompanying prospectus, can be obtained, when available, by contacting: Morgan Stanley, 180 Varick Street, 2nd Floor, New York, New York 10014, Attention: Prospectus Department.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

J. Wood Capital Advisors LLC acted as financial advisor to the Company.

About Cipher

Cipher is focused on the development and operation of industrial-scale data centers for bitcoin mining and HPC hosting. Cipher aims to be a market leader in innovation, including in bitcoin mining growth, data center construction and as a hosting partner to the world’s largest HPC companies. To learn more about Cipher, please visit https://www.ciphermining.com/.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws of the United States. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Any statements made in this press release that are not statements of historical fact, such as, statements about the terms and completion of the notes offering and the concurrent delta offering, the use of proceeds from the notes offering, the effect of the hedging activities related to the notes offering on the market price of our shares of common stock, our beliefs and expectations regarding our future results of operations and financial position, planned business model and strategy, our bitcoin mining and HPC data center development, timing and likelihood of success, capacity, functionality and timing of operation of data centers, expectations regarding the operations of data centers, potential strategic initiatives, such as joint ventures and partnerships, and management plans and objectives, are forward-looking statements and should be evaluated as such. These forward-looking statements generally are identified by the words “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “seeks,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “strategy,” “future,” “forecasts,” “opportunity,” “predicts,” “potential,” “would,” “will likely result,” “continue,” and similar expressions (including the negative versions of such words or expressions).

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Cipher and our management, are inherently uncertain. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: volatility in the price of Cipher’s securities due to a variety of factors, including changes in the competitive and regulated industry in which Cipher operates, Cipher’s evolving business model and strategy and efforts we may make to modify aspects of our business model or engage in various strategic initiatives, variations in performance across competitors, changes in laws and regulations affecting Cipher’s business, and the ability to implement business plans, forecasts, and other expectations and to identify and realize additional opportunities. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) on February 25, 2025, and in Cipher’s subsequent filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Cipher assumes no obligation and, except as required by law, does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts:

Investor Contact:

Courtney Knight

Head of Investor Relations at Cipher Mining

courtney.knight@ciphermining.com

Media Contact:

Ryan Dicovitsky / Kendal Till

Dukas Linden Public Relations

CipherMining@DLPR.com